Exhibit 32.2

Pyramid Oil Company

Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906
Of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Pyramid Oil Company (the Company) on Form 10-Q for the period ended June 30, 2013, as filed with the Securities and Exchange Commission (the Report), I, Lee G. Christianson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   Date:   August 14, 2013

LEE G. CHRISTIANSON
Lee G. Christianson
Chief Financial Officer